SECOND AMENDMENT TO AN SUPPLY AGREEMENT

This Second Amendment to AN Supply Agreement (“Second Amendment”), is entered into by and between Orica USA, Inc. (“Orica”) and El Dorado Chemical Company (“EDC”), with retroactive effect to January 1, 2006 (“Effective Date”) in reference to the following:

A.
Orica and EDC entered into that certain AN Supply Agreement dated November 1, 2001 (the “Original Agreement”), as amended by that certain letter amendment dated December 13, 2002 relating to ammonia supply, as amended by a letter amendment dated January 23, 2004, and as further amended by a letter amendment dated June 27, 2006 (collectively, the “First Amendment”). The Original Agreement and First Amendment are collectively hereinafter referred to as the “Agreement”. Capitalized terms that are not otherwise defined herein shall have the meaning given such terms in the Agreement.

B.	The parties desire to extend the term of the Agreement to December 31, 2010, with available two-year notice of termination after December 31, 2008.

C.
The parties desire to set, commencing April 1, 2006 through December 31, 2006, a minimum rate of AN purchases by Orica from the EDC Plant of 15,000 Tons per Month, with Orica to use commercially reasonable efforts to purchase in Year 2006 the Minimum Quantity of 200,000 Tons of AN.

D.	The parties desire to set, commencing January 1, 2007, the Minimum Quantity of AN purchases by Orica from the EDC Plant at 210,000 Tons per Year, at the rate of no less than 16,000 Tons per Month.

E.	The parties desire to set, commencing January 1, 2007, the *** at *** and to eliminate the Additional Fee.

F.	The parties desire to remove from the Agreement all references to and obligations in connection with “Slurry Explosives Corporation”, “SEC” and “SEC Tons”.

G.
The parties desire to confirm their agreement that, notwithstanding any provision of the Agreement, EDC shall be entitled to sell from the EDC Plant up to 15,000 Tons of AN Solution per Year and up to 10,000 Tons of AGAN per Year for explosives uses.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Preamble. The preamble is hereby incorporated herein by reference; provided that in case of any inconsistency between any part of the preamble and any part of the body of this Agreement the body of this Agreement shall prevail.

2.  Term. The reference to “December 31, 2006” in Section 2.1 of the Agreement is hereby deleted, and “December 31, 2010” is inserted in its place.

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3.  Minimum Quantity and Monthly Purchases for 2006. Commencing April 1, 2006 through December 31, 2006, Orica shall purchase AN from the EDC Plant at the rate of no less than 15,000 Tons per Month, but in no event at a rate in excess of the manufacturing capability of AN at the EDC Plant. For Year 2006 only, Orica will use commercially reasonable efforts to purchase 200,000 Tons of AN from the EDC Plant. Liquidated Damages for Year 2006 shall be based on 180,000 Tons of AN. Liquidated Damages for a shortfall of annual purchases shall be determined on accordance with Schedule D.

4.  Minimum Quantity and Monthly Purchases Commencing 2007. Commencing January 1, 2007 and thereafter throughout the Term, the Minimum Quantity shall equal 210,000 Tons of AN per Year. Commencing January 1, 2007, Orica will purchase AN from the EDC Plant at the rate of no less than 16,000 Tons per Month, but in no event in excess of the manufacturing capability of AN at the EDC Plant. Liquidated Damages for a shortfall of annual purchases shall be determined on accordance with Schedule D.

5.  Schedule D Replaced. For clarification, Schedule D to the Agreement is deleted, and the amended Schedule D attached to this Second Amendment is inserted in its place. Schedule D provides additional detail with respect to Liquidated Damages payments and calculations.

6.  ***. Commencing January 1, 2007 and thereafter throughout the Term, the definition of *** in Schedule C to the Agreement shall be deemed amended by deleting the reference to “***,” and inserting in its place the amount of “***.”

7.  Additional Fee. Commencing January 1, 2007 and thereafter throughout the Term, all references and obligations with respect to the “Additional Fee” and Additional Fee Calculation in Schedule C to the Agreement shall be deemed deleted.

8.  SEC References. Commencing on the Effective Date, all references to and obligations with respect to “Slurry Explosives Corporation”, “SEC”, and “SEC Tons” are hereby deleted so that neither Slurry Explosives Corporation nor SEC has any continuing effect on or in the Agreement.

9.  Carve Out for AN Solution and AGAN. Commencing on the Effective Date, notwithstanding anything to the contrary in the Agreement, EDC may sell or otherwise convey from the EDC Plant up to 15,000 Tons of AN Solution per Year and up to 10,000 Tons of AGAN per Year into the industrial market for explosives uses.

10.  No Other Changes. Except as provided in this Second Amendment, all other terms of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Second Amendment effective as of the date first written above.
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                          ORICA USA, INC.

By:_______________________________________
Name:____________________________________
Title:_____________________________________
Date of Signature:___________________________

EL DORADO CHEMICAL COMPANY

By:_______________________________________
Name:____________________________________
Title:_____________________________________
Date of Signature:___________________________

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SCHEDULE “D”

LIQUIDATED DAMAGES CALCULATION

Payment by Orica

In the event Orica purchases less than 180,000 Tons in the Year 2006 or less than 210,000 Tons in any Year thereafter (“Minimum Quantity”), from the EDC Plant and subject to the remainder of this Schedule “D”, the following calculation shall be made:

The Actual Manufacturing Fee per Ton for the relevant Year is determined by dividing ***.

If Orica has taken delivery of less than 180,000 Tons in the Year 2006 or less than 210,000 Tons in any Year thereafter and the Actual Manufacturing Fee exceeds the Provisional Manufacturing Fee, EDC shall invoice Orica a dollar amount equal to the difference between the Total Actual Costs and the Total Amount Paid by Orica in respect of those shipments. Orica shall pay such invoice as hereinafter provided.

The result of the foregoing calculation, on a per Ton basis, is hereinafter referred to as “Liquidated Damages”.

The following two (2) examples are based on hypothetical figures and are not intended to portray actual results that might be achieved from varying production levels.

Example 1: Orica has not purchased 210,000 Tons (or, adjusted to 180,000 Tons for 2006)
	Dollars	Tons	Dollars per Ton
***	$***	210,000	$***
***	$***1	210,000	$***
***		20,000
***	$***	190,000	$***
***	$***	190,000	***
Manufacturing Fee Total	$***1	190,000	$***
Fees already paid	$***	190,000	$***
Net owed EDC	$***		$***

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In addition to the foregoing, Orica shall remain obligated to pay *** in accordance with Schedule “C” hereto.

The Minimum Quantity shall be reduced pro-rata in the event of:

(a)
non-delivery of Ammonia to the EDC Site during such periods as EDC is supplying Ammonia pursuant to Section 3.1 of the Agreement if (x) such failure is due to an act or omission of EDC or the breach of EDC of the supply contract with its Ammonia supplier or (y) EDC is able to recover insurance proceeds to cover is Claim associated with the non-delivery of such Ammonia and then only to the extent of such net recovery after payment of applicable deductibles; or

(b)
Labor Difficulties at Orica’s or its Affiliates’ (including, without limitation, Nelson Brothers, LLC) or distributors’ customers coal mining operations normally supplied from the EDC Plant or with railroads used to transport AN to those customers, provided that Orica shall provide to EDC written notice of any such Labor Difficulties within five (5) days of Orica’s knowledge of such Labor Difficulties, and that Orica uses its best efforts, but not requiring the expenditure of funds, to mitigate the impact of such Labor Difficulties on EDC. Any reduction of Minimum Quantities shall cease upon the cessation of applicable Labor Difficulties; or

(c)	The Reduction of Orica’s Obligations to EDC, in the circumstances described in the following provisions of this Schedule “D”.

For greater certainty and notwithstanding any other provision of this Agreement, in no case shall Orica be required to pay Liquidated Damages as a result of EDC’s failure to supply AN no matter the cause of such failure unless same is due to the actions or omissions of Orica.

Reduction of Orica’s Obligations to EDC:

If EDC fails to supply 180,000 Tons in Year 2006 or 210,000 Tons in any Year thereafter, which AN has been ordered pursuant to the terms of this Agreement, and such EDC failure to supply is not due to any act or omission of Orica, then, subject to the next following paragraph (below Example 2), the calculation of the Manufacturing Fee pursuant to Schedule “C” hereto and the calculation of Liquidated Damages pursuant to this Schedule “D” will be made as if a minimum of 180,000 Tons in Year 2006 or 210,000 Tons for any Year thereafter were delivered to Orica to the extent such shortfall is due to EDC’s failure to deliver. However, Orica shall not have any obligation to EDC in respect of the costs incurred by EDC associated with the Tons not manufactured and not delivered to Orica which Orica is entitled to deduct from the Minimum Quantity as provided for above. A demand by Orica for AN production in excess of the EDC Plant’s practical capacity, considering seasonality and weather, shall not cause a reduction of Liquidated Damages.

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Example 2: Orica’s demand is 210,000. Orica has purchased 200,000 Tons because
EDC fails to produce 10,000 Tons:

	DOLLARS	TONS	DOLLARS PER TON
***	$***	210,000	$***
***	$***
***	$***	200,000	$***
***	$***
***	$***	200,000	$***
***			***
Manufacturing Fee			$***

Result for this hypothetical calculation: No Liquidated Damages Payable by Orica.

Other Provisions

Orica will provide EDC with a forecast Monthly off-take of its 180,000 Tons for Year 2006 or 210,000 Tons for any Year thereafter (or such additional amount per Month as Orica may advise). In the event Orica has taken delivery of less than the cumulative amount reflected in its forecast (such Tons not taken being referred to as “Shortfall”), and EDC declares Force Majeure under this Agreement, upon cessation of the event of Force Majeure, EDC may request Orica to take additional quantities of AN in subsequent Months, according to an agreed schedule, to “make-up” Tons not manufactured during the period of Force Majeure. Orica will use its best efforts, without expenditure of funds, to take additional “make-up” Tons of AN in subsequent Months, up to a maximum of the Shortfall. In the event there has been no Shortfall at the date EDC declares Force Majeure, Orica shall have no obligation to take “make-up” Tons and Orica shall be entitled to reduce its Minimum Quantity obligation in accordance with the preceding paragraph (above Example 2).

B. ***.

If, for any reason, Orica forecasts that it will not take delivery on a monthly basis of its Annual Estimate, Orica shall promptly so advise EDC.

The parties shall then consult as to the best method to operate the assets at the EDC Site to deliver AN in accordance with Orica’s new forecast and at reduced costs. *** These reductions will initially be achieved by, to the extent feasible, re-deploying the people, assets and products manufactured at the EDC Site for other purposes. *** include those which relate to the voluntary use by EDC in another one of its operations at the EDC Site, or the sale of EDC of, inputs the costs of which have been charged to Orica pursuant to Schedule “C” to this Agreement or this Schedule “D”, provided that no reduction of Liquidated Damages will be made hereunder until and after 83,806 Tons of DSN acid is manufactured by EDC in a Year. If a cost reduction opportunity necessitates an expenditure of funds in order to achieve the savings and both parties agree to make the expenditure, those funds will be expended by Orica and EDC in proportion to the benefit each will receive

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C. Payment:

Any payments which Orica may make pursuant to the provisions of this Schedule “D” shall constitute Orica’s sole obligation to compensate EDC for Orica’s failure to take delivery of the Minimum Quantity of AN. EDC shall prepare a calculation of any Liquidated Damages for each Year (“Annual LD Report”), which will be delivered by EDC to Orica by February 28 of each Year and shall be subject to Orica’s Verification Right which Orica may exercise in a similar manner to its right in respect of the Manufacturing Fee. Any amounts owed by Orica to EDC as shown by the Annual LD Report shall be paid to EDC within thirty (30) days of Orica’s receipt of the Annual LD Report, subject to Orica’s Verification Right. In the event that Orica wishes to exercise its Verification Right, Orica shall pay all undisputed amounts owing to EDC within such 30-day period which payment shall not waive Orica’s right to dispute the remainder.

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.